UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                   FORM N-CSR

                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file Number: 811-09575

                            MEEHAN MUTUAL FUNDS, INC.
                            -------------------------
               (Exact name of Registrant as Specified in Charter)
                               1900 M Street, N.W.
                                    Suite 600
                             Washington, D.C.  20036
               (Address of Principal Executive Office) (Zip Code)
       Registrants Telephone Number, including Area Code: 1-866-884-5968

                           THOMAS P. MEEHAN, PRESIDENT
                               1900 M Street, N.W.
                                    Suite 600
                             Washington, D.C. 20036
                     (Name and Address of Agent for Service)
                                    Copy to:
                              ROBERT J. ZUTZ, ESQ.
                   Kirkpatrick & Lockhart Nicholson Graham LLP
                          1800 Massachusetts Avenue, NW
                             Washington, D.C.  20036



Date of fiscal year end: October 31

Date of reporting period: October 31, 2005

ITEM  1.  REPORTS  TO  SHAREHOLDERS


================================================================================












                                 MEEHAN FOCUS FUND

                                  ANNUAL REPORT


                                 October 31, 2005












********************************************************************************

     This report is for the information of the shareholders of Meehan Focus Fund. Its use in connection with any offering of the Funds shares is authorized only in a case of concurrent or prior delivery of the Funds current prospectus. Investors should refer to the accompanying prospectus for description of risk factors associated with investments in securities held by the Fund.

********************************************************************************



Meehan Focus Fund                                                   Distributor:
A Series of Meehan Mutual Funds, Inc.            Viking Fund  Distributors,  LLC
1900  M  Street,  N.W., Suite 600                       116 1st St. SW, Suite C
Washington, D.C. 20036                                           Minot, ND 58701
(866) 884-5968                                                    (800) 933-8413



================================================================================

                                                       December 30, 2005

Dear Fellow Shareholders:

	The total return for the Meehan Focus Fund (the Fund) for its fiscal year ended October 31, 2005 was 7.08%?; the net asset value (NAV) at the end of this period was $14.50. The Funds performance over this period trailed that of the Standard and Poors 500 Total Return Index?? (S&P 500) and the NASDAQ Composite Index (NASDAQ). However, since inception the Fund has outperformed both the S&P 500 and the NASDAQ by a wide margin. The Funds results for its 2005 fiscal year, for five years, and since inception on December 10, 1999 are shown below with comparable results for leading market indexes.




                                       Annualized Return     Annualized Return
                 Fiscal Year           Five Years            From Inception
                 November 1, 2004 -    November 1, 2000 -    December 10, 1999 -
                 October 31, 2005      October 31, 2005      October 31, 2005
                 --------------------  --------------------  --------------------
MEEHAN FOCUS
FUND                   7.08%**                3.20%**               3.39%**
---------------  --------------------  --------------------  --------------------
S&P 500 Total
Return Index***        8.72%                 (1.73%)               (1.06%)
---------------  --------------------  --------------------  --------------------
NASDAQ***              7.35%                 (8.85%)               (8.56%)
---------------  --------------------  --------------------  --------------------


PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. PERFORMANCE DATA QUOTED ABOVE REPRESENTS PAST PERFORMANCE, AND THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTORS SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION PLEASE CALL (866) 884-5968.

________________________
*Please consider the investment objectives, risks, charges, and expenses of the Fund before investing. Contact the Fund at (866) 884-5968 for a prospectus, which contains this and other important information about the Fund. Read the prospectus carefully.

**Total returns include the effect of reinvesting dividends.

***The S&P 500 Total Return Index is an unmanaged index of 500 U.S. stocks and gives a broad look at U.S. stock performance. The NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. Index performance does not include transaction costs or other fees, which will affect actual performance.
________________________

The market ground out a gain over the past six months, but market returns remain modest. Solid economic and corporate profit growth are counter-balanced by investor concern over the large federal budget and trade deficits, soaring energy prices, rising short-term interest rates, and the uncertain impact of a cooling housing market. The economy sustained momentum into the fall despite three tragic and devastating hurricanes, and money spent rebuilding the Gulf Coast will likely boost economic growth in 2006. After stumbling in October, the market has rallied over the past seven weeks. The Fund has benefited from this rally, and its NAV was $15.10 as of December 21, 2005, a gain of 4.1% since October 31, 2005.

	Over the past several years higher quality stocks, those with stable earnings and dividends and above average growth, have underperformed lower quality stock. Our current belief is that many large capitalization, dividend-paying stocks are undervalued. We added several new stocks to the Funds portfolio over the past six months, including spirits and wine producer Diageo, gaming machine manufacturer International Game Technology, and media company Time Warner. We also added to our existing positions in Microsoft, Teva Pharmaceuticals, Home Depot, and several others.

	We exited positions in several stocks over the past six months, including Catellus Development, Office Depot, and Gannett. We sold Catellus, one of the first stocks purchased for the Fund and one of the Funds best performers, at a significant gain after it agreed to be acquired by a larger real estate investment trust. We chose to take advantage of the 15% premium offered by the acquirer to sell our Catellus shares and shift the proceeds out of the real estate sector. We sold our position in Office Depot after the stock rose significantly this year, reaching what we considered its full value, and redeployed the capital to stocks with more promising long-term growth prospects. On the other hand, Gannett was sold at a loss after we concluded the newspaper business is in a long-term secular decline. We believe that the growth of online advertising has permanently impaired the prospects for traditional newspapers which rely heavily on advertising revenue. Our experience with Gannett reminded us again that even a strong management team like Gannetts is usually no match for a business which we believe has poor fundamentals.

PORTFOLIO REVIEW
----------------

	The attached Schedule of Investments identifies the stocks we own and their market value as of October 31, 2005. Our Fund held 48 stocks, and 77% of the Funds assets were invested in 25 companies. Our top 10 holdings, which represented more than 42% of the Funds portfolio, were as follows:

                 Company                                % of Fund
                 -----------------------------------    ---------

          1.     Berkshire Hathaway, Class B               8.4
          2.     Microsoft Corp.                           4.4
          3.     Automatic Data Processing, Inc.           4.3
          4.     Progressive Corp.                         4.2
          5.     First Data Corp.                          3.9
          6.     Anheuser-Busch Companies, Inc.            3.8
          7.     Sysco Corp.                               3.6
          8.     Weight Watchers International, Inc.       3.5
          9.     Diageo PLC ADR                            3.2
          10.    iShares MSCI Emerging Markets Index       3.0
                                                          -----

                                                          42.3

        Eight of our top ten holdings show gains since we purchased them, with Sysco and Anheuser-Busch being the exceptions. Despite their underperformance, we continue to believe these businesses are fundamentally sound and will provide positive returns in the long run. Our largest gains are in Progressive, Berkshire Hathaway, and AES, all long-term Fund holdings.

	During the past six months the performance of Doral, Gannett, and Anheuser-Busch hurt our results. However, their performance was more than offset by gains from Devon, Weight Watchers, Catellus, and Office Depot.

BRIEF DISCUSSION OF THREE OF OUR TOP HOLDINGS
---------------------------------------------

                                    October 31, 2005   Percent
                     Average Cost   Market Price       Increase
                     per Share      per Share          (Decrease)
                     -------------  ---------------    ----------
Devon Energy         $       33.37  $         60.38         80.9%
-------------------  -------------  ---------------    ----------
Diageo PLC ADR       $       58.53  $         59.43          1.5%
-------------------  -------------  ---------------    ----------
Hubbell Inc.         $       26.54  $         48.16         81.5%
-------------------  -------------  ---------------    ----------





DEVON ENERGY (DVN)

[GRAPHIC OMITED]  [GRAPHIC OMITED]

40.38    49.55    56.63   65.17
Dec-04   Apr-05   Aug-05  Dec-05


Recent Price                   $64.17
Mkt Cap                        $30.1b

Forward P/E                     11.9
Price / Sales                    3.1
Price / Book                     2.0

Return on Equity                16.0%
Dividend Yield                   0.4%

     We initiated our position in Devon in early 2004 because of its substantial North American gas holdings, low valuation, and improving balance sheet. Devon is the largest U.S.-based independent producer of oil and natural gas. At the end of 2004 Devon had reserves totaling approximately 2.1 billion barrels of oil equivalent (BOE) consisting of 60% natural gas and 40% oil and natural gas liquids. 90% of Devons production is in North America, and the company also operates in Brazil, China, Azerbaijan, and West Africa.

     Oil and natural gas exploration and production companies have thrived over the past few years as prices for their products rose dramatically. Devons prices realized for natural gas, oil, and natural gas liquids increased 38%, 49%, and 32%, respectively, in the third quarter. Although natural gas prices in particular remain volatile, demand is likely to be steady and supply tight; similar conditions should prevail with oil prices. Even if prices decline somewhat from their current levels, Devon will still enjoy favorable pricing.

     In addition to securing its large reserves base, primarily through acquisitions in North America, Devon has pursued other strategies to increase the value of the company. Management capitalized on high energy asset prices by divesting over $2 billion of non-core properties in the past year. Devon also repurchased approximately 10% of outstanding shares and recently announced another major share buyback program. Finally, management used cash generated from operations to reduce outstanding debt significantly and intends to use a portion of the $2.8 billion cash on its balance sheet to retire additional debt ahead of schedule.

     Devons stock currently trades at a forward P/E multiple of about 12, which represents a discount of nearly 40% to the S&P 500 index and is slightly below the multiple of other oil and gas producers. This stock provides an attractive opportunity to own shares in a company that will benefit from a favorable domestic oil and gas pricing environment.

Diageo PLC (DEO)

[GRAPHIC OMITED]  [GRAPHIC OMITED]

57.20    57.40    55.78    58.82
Dec-04   Apr-05   Aug-05   Dec-05


Recent Price                    $59.02
Mkt Cap                         $43.7b

Forward P/E                      16.9
Price / Sales                     3.7
Price / Book                      6.8

Dividend Yield                    2.7%

     Diageo is the worlds largest producer of spirits, beer, and wine.
The companys brands include Smirnoff vodka, Johnnie Walker and J&B scotch, Guinness beer, Baileys Irish Cream, Tanqueray and Gordons gin, and Captain Morgans rum. Diageo formed in 1997 as the result of a merger between Grand Metropolitan and Guinness, which created a business that currently has a market capitalization of $45.3 billion and annual revenues of $15.4 billion.

     We began buying Diageo this summer, attracted by its strong brands, international presence, and above average dividend. Following several years of acquisitions and divestitures, including the sale of Burger King and most of the companys stake in General Mills, Diageo is now focusing on the premium alcoholic beverage market. Sales of spirits have risen rapidly in recent years, partly due to the relaxation of marketing restrictions in the robust U.S. market and growth in China. Consumers have flocked to premium brands, which plays to Diageos strength as the owner of nine of the worlds top twenty premium brands.

     Diageos global distribution system and stable of strong brands have enabled it to expand in both developed markets and in faster-growing, emerging markets around the world. In the United States, Diageo has consolidated its distributor base to strengthen its dominant position. Over 80% of Diageos U.S. distributors now offer the companys brands exclusively, an approach successfully taken by Anheuser-Busch with its beer brands.

     Diageo has a strong balance sheet, generates a return on equity greater than 30%, and should continue to steadily increase cash flows, currently about $2.5 billion annually. The dividend yield of 3.6% and P/E multiple lower than the broad U.S. market further this stocks appeal.

Hubbell Inc. (HUBB)

[GRAPHIC OMITED]  [GRAPHIC OMITED]

48.20    50.79    45.59    46.15
Dec-04   Apr-05   Aug-05   Dec-05


Recent Price                   $46.70
Mkt Cap                         $2.9b

Forward P/E                     19.0
Price / Sales                    1.4
Price / Book                     3.0

Return on Equity                16.4%
Dividend Yield                   2.8%

     Mid-cap stock Hubbell was purchased on the Funds first day of operations, December 10, 1999, and has remained a core holding of the Fund. Hubbell engineers and manufactures electrical and electronics products in three operating segments: electrical, power, and industrial technology.

     Hubbells three business segments produce a wide range of products, including lighting fixtures, voice and data signal processing components, grounding equipment, and high voltage power suppliers. Its products are used by electrical contractors, telecommunications companies, utilities, and a variety of heavy industries. Sales and earnings growth is generated by increased market penetration, new product introductions, and strategic acquisitions.

     Management has shown skill executing the companys lean manufacturing and restructuring efforts in recent quarters in the face of rising energy and raw materials costs. Hubbell has also benefited from strong growth in the power systems (third quarter sales and operating profit up 19% and 79%, respectively) and industrial technology (third quarter sales and operating profit up 17% and 40%, respectively) segments.

     Over the past 10 years Hubbells return on equity has averaged 16%, and per share earnings, after dipping in 2001, are on pace for a fourth consecutive year of growth. In addition, Hubbell is financially sound, offers an above-average dividend yield of 2.8%, and currently trades at a discount to its historical P/E multiple. Hubbell remains an attractive long-term holding

     As we send this letter, we continue to mourn the sudden and tragic death on August 17th of Dave Marsden. Dave was a comanager, officer, and Chief Compliance Officer of the Fund. He was a devoted husband and father, a consummate professional, and a cherished friend. He inspired us in many ways, and we will always be grateful for our time with him.

  Administrative Matters

     Effective December 1, 2005, the administrative expense fee charged by the Advisor was reduced by 10 basis points (bp), from 50 bp to 40 bp on an annualized basis.

     On October 5, 2005, Paul Meehan, a coportfolio manager and officer of the Fund, was approved as Chief Compliance Officer by the Board. On November 14, 2005, Jordan Smyth, currently a coportfolio manager of the Fund, was elected Vice President and Secretary of the Fund.

Conclusion

     We appreciate your confidence in our management of the Fund, and we look forward to continued growth and success. You can check the Funds NAV online at any time by typing the Funds symbol (MEFOX) in most stock quotation services. Please do not hesitate to contact us if you have any questions regarding the status of your investment in the Fund.

                                        Sincerely,



                                        Thomas P. Meehan

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MEEHAN FOCUS FUND VS. THE S&P 500 Total Return Index and the NASDAQ Composite Index*

Bar Chart

[GRAPHIC OMITED]

             Meehan Focus      S&P 500                  NASDAQ
                 Fund     Total Return Index        Composite Index

12/10/99        10,000          10,000                  10,000
01/31/00         9,738           9,916                  10,963
04/30/00        10,155          10,359                  10,741
07/31/00         9,588          10,234                  10,481
10/31/01        10,397          10,252                   9,375
01/31/01        10,891           9,827                   7,715
04/30/01        10,832           9,015                   5,888
07/31/01        11,360           8,767                   5,640
10/31/01         9,918           7,699                   4,703
01/31/02        11,520           8,240                   5,381
04/30/02        11,687           7,877                   4,697
07/31/02         9,038           6,696                   3,696
10/31/02         8,283           6,536                   3,700
01/31/03         8,250           6,343                   3,675
04/30/03         8,900           6,828                   4,074
07/31/03         9,883           7,408                   4,827
10/31/03        10,721           7,895                   5,376
01/31/04        11,678           8,536                   5,749
04/30/04        11,586           8,391                   5,342
07/31/04        11,141           8,384                   5,251
10/31/04        11,367           8,639                   5,495
01/31/05        11,929           9,068                   5,738
04/30/05        11,585           8,922                   5,347
07/31/05        12,424           9,562                   6,077
10/31/05        12,172           9,393                   5,899


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.



                                       ANNUALIZED TOTAL RETURN**
                                       -------------------------

                              ONE YEAR       FIVE YEAR     SINCE INCEPTION
                          ENDING 10/31/05  ENDING 10/31/05     (12/10/99)***
                          --------------   --------------   ----------------
Meehan Focus Fund              7.08%            3.20%             3.39%
S&P 500 Total Return Index     8.72%           (1.73%)           (1.06%)
NASDAQ Composite Index         7.35%           (8.85%)           (8.56%)



* The above graph depicts the performance of the Meehan Focus Fund versus the S&P 500 Total Return Index and the NASDAQ Composite Index. It is important to note that the Meehan Focus Fund is a professionally managed mutual fund while the S&P 500 Total Return Index by Standard & Poors Corp. is a capitalization weighted index comprising of 500 issues listed on various exchanges, representing the performance of the stock market generally; and the NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. An index is not an investment product available for purchase.

** Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investors shares, when redeemed, may be worth more or less than their original cost. The Funds past performance is not indicative of future performance. The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of fund shares.

*** The Meehan Focus Fund commenced operations on December 10, 1999.



FUND EXPENSES

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees and (2) ongoing costs, including management fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the enter period of April 1, 2005 through October 31, 2005.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the Funds actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), the multiply the result by the number in the first line under the heading Expenses Paid During Period to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the Funds actual expense ratio and an assumed 5% per year rate of return before expenses (not the Funds actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

                                                          Expenses Paid During
                     Beginning Account   Ending Account          Period*
                           Value             Value           April 30, 2005 -
                      April 30, 2005    October 31, 2005    October 31, 2005

Actual                  $1,000.00          $1,050.73              $7.75

Hypothetical
(5% return before       $1,000.00          $1,017.64              $7.63
expenses)

*Expenses are equal to the Funds annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184) divided by the days in the year (365) to reflect the half-year period.



MEEHAN FOCUS FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2005
                                                                                                        NUMBER       MARKET
                                                                                                       ---------  ------------
                                                                                                       OF SHARES     VALUE
                                                                                                       ---------  ------------
 COMMON STOCK -- 96.2%
 CONSUMER DISCRETIONARY
Carmax, Inc. *                                                                                            28,000  $   752,360
Diageo                                                                                                    16,000      950,880
Discovery Holdings                                                                                         7,000       98,630
Home Depot, Inc.                                                                                          19,000      779,760
International Game Technology                                                                             27,000      715,230
Liberty Media Corporation *                                                                               70,000      557,900
Liberty Media International, Inc. *                                                                        4,216      104,472
Liberty Global Series C *                                                                                  4,216       99,835
Tiffany & Co.                                                                                              8,000      315,200
Time Warner                                                                                               29,000      517,070
Viacom Inc., Class B *                                                                                     7,000      216,790
Weight Watchers International, Inc. *                                                                     20,000    1,051,400
 TOTAL CONSUMER DISCRETIONARY -- 20.5%                                                                               6,159,527

 CONSUMER STAPLES
Anheuser-Busch Companies                                                                                  28,000    1,155,280
General Mills, Inc.                                                                                       14,000      675,640
Sysco Corp.                                                                                               34,000    1,084,940
Unilever PLC                                                                                               9,000      365,400
 TOTAL CONSUMER STAPLES -- 10.9%                                                                                    3,281,260

 ENERGY
Devon Energy Corp.                                                                                        15,000      905,700
TOTAL ENERGY -- 3.0%                                                                                                  905,700

 FINANCIAL
Berkshire Hathaway, Inc., Class B *                                                                          900    2,533,500
Doral Financial Corp.                                                                                     50,000      427,500
Fairfax Financial Holdings Ltd.                                                                            4,300      645,000
First Data Corp.                                                                                          29,000    1,173,050
Leucadia National Corp.                                                                                   10,500      451,080
MGIC Investment Corp.                                                                                     11,000      651,640
PHH Corp. *                                                                                                1,550       43,602
Progressive Corp.                                                                                         11,000    1,273,910
 TOTAL FINANCIAL -- 24.0%                                                                                           7,199,282

 HEALTH
Biogen *                                                                                                   6,000  $   243,780
Dentsply International, Inc.                                                                              12,000      661,680
Novartis                                                                                                   4,000      215,280
Pfizer, Inc.                                                                                              11,000      239,140
Pozen, Inc. *                                                                                             43,000      419,250
Teva Pharmaceutical Industries Ltd.                                                                       22,000      838,640
 TOTAL HEALTH    8.7%                                                                                               2,617,770

 INDUSTRIALS
Allied Waste Industries, Inc. *                                                                           50,000      407,000
Apollo Group, Inc. *                                                                                      10,000      629,800
The Brinks Co.                                                                                           12,500      490,875
Cendant Corp.                                                                                             31,000      540,020
Equifax, Inc.                                                                                             12,500      430,875
General Electric Co.                                                                                       8,000      271,280
Hubbell, Inc., Class B                                                                                    18,000      866,880
Illinois Toolworks, Inc.                                                                                   8,000      678,080
TOTAL INDUSTRIALS    14.4%                                                                                          4,314,810

 INFORMATION TECHNOLOGY
Microsoft Corp.                                                                                           52,000    1,336,400
Plantronics                                                                                                3,000       89,550
 TOTAL INFORMATION TECHNOLOGY -- 4.7%                                                                               1,425,950

 MATERIALS
Deltic Timper Corp.                                                                                        4,000      184,000
Methanex Corp.                                                                                            17,483      280,777
 TOTAL MATERIALS -- 1.5%                                                                                              464,777

 SERVICES
Automatic Data Processing, Inc.                                                                           28,000    1,306,480
Iron Mountain, Inc. *                                                                                      4,000      156,000
 TOTAL SERVICES -- 4.9%                                                                                             1,462,480

MEEHAN FOCUS FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2005
                                                                                                        NUMBER       MARKET
                                                                                                       ---------  ------------
                                                                                                       OF SHARES     VALUE
                                                                                                       ---------  ------------
 UTILITIES
AES Corp. *                                                                                               42,500  $   675,325
American Electric Power, Inc.                                                                             14,000      417,340
 TOTAL UTILITIES -- 3.6%                                                                                            1,092,665
      TOTAL COMMON STOCK (COST $24,395,143)                                                                       $28,924,221


   EXCHANGE TRADED FUNDS    3.0%
 iShares MSCI Emerging Markets Index                                                                      11,500  $   914,250

       TOTAL EXCHANGE TRADED FUNDS (COST $696,066)                                                                $   914,250



 SHORT TERM INVESTMENTS    0.8%
First Western Bank Collective Asset Fund (Cost $230,627)                                                 230,627      230,627


      TOTAL INVESTMENTS (COST $25,321,836)    100.0%                                                               30,069,098
      OTHER ASSETS LESS LIABILITIES -- 0.00%                                                                            1,294

 NET ASSETS -- 100.00%                                                                                            $30,070,392



*  Non-income producing investments


The accompanying notes are an integral part of the financial statements.







Sector Allocation (%of Net Assets)
For the Meehan Focus Fund
October 31, 2005

[GRAPHIC OMITED]  [GRAPHIC OMITED]

Consumer Discretionary             21%
Consumer Staples                   11%
Energy                             3%
Financial                          24%
Health                             9%
Industrials                        14%
Information Technology             5%
Materials                          2%
Services                           5%
Utilities                          4%
Other                              2%




STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2005
--------------------------------------------------------------------------------------


ASSETS:
Investments, at market (identified cost $25,321,836) (Note 1)              $30,069,098
Cash                                                                             1,750
Receivables:
   Dividends and interest                                                       37,582
                Total assets                                                30,108,430
                                                                           ------------

LIABILITIES:
Payables:
   Due to advisor (Note 4)                                                      38,038
                Total liabilities                                               38,038
                                                                           ------------

NET ASSETS                                                                 $30,070,392

NET ASSETS CONSIST OF:
Common stock (100,000,000 shares of $.0001 par value
   authorized, 2,074,505 shares outstanding) (Note 2)                      $       207
Additional capital paid-in                                                  25,463,982
Accumulated net realized loss on investments                                  (141,059)
Net unrealized appreciation on investments                                   4,747,262

Net Assets, for 2,074,505 shares outstanding                               $30,070,392

Net Asset Value, offering per share *                                      $     14.50

* Redemption price is equal to net asst value less any applicable redemption fee (Note 1).


The accompanying notes are an integral part of the financial statements.




STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2005
---------------------------------------------------------------------------


INVESTMENT INCOME:
Interest                                                          $       0
Dividends                                                           459,555
               Total investment income                              459,555
                                                                  ----------

EXPENSES:
Investment advisory fees (Note 4)                                   295,698
Service fees (Note 4)                                               147,849
           Total expenses                                           443,547
                                                                  ----------

Net investment income (loss)                                         16,008

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments                            2,038,736
Net change in unrealized appreciation on investments                (102,303)
Net gain on investments                                            1,936,433
                                                                  ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS   $1,952,441


The accompanying notes are an integral part of the financial statements.




STATEMENT OF
CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------


                                               YEAR ENDED        YEAR ENDED
                                               OCTOBER 31, 2005  OCTOBER 31, 2004
INCREASE IN NET ASSETS
                                               ----------------  ---------------------
Operations:
     Net investment income (loss)              $        16,008   $           (117,340)
     Net realized gain (loss) on investments         2,038,736                404,771
     Net change in unrealized appreciation
          (depreciation) on investments               (102,303)               935,713

Net increase (decrease) in net assets
          resulting from operations                  1,952,441              1,223,144
                                               ----------------  ---------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                             (18,387)                     -

Increase in net assets from Fund share
          transactions (Note 2)                        642,882              5,557,494

Increase in net assets                               2,576,936              6,780,638

NET ASSETS:
     Beginning of period                            27,493,456             20,712,818
     End of period                             $    30,070,392   $         27,493,456
                                               ----------------  ---------------------


Undistributed net investment income
          (loss) included in net assets        $             -   $                  -




FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------------

Per Share Data
(For a Share Outstanding Throughout
          each Period)
                                          FOR THE           FOR THE        FOR THE        FOR THE        FOR THE
                                          YEAR ENDED        YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                          APRIL 30,         OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                                          2005              2004           2003           2002           2001

NET ASSET VALUE, BEGINNING OF PERIOD      $         13.55   $      12.78   $       9.88   $      11.83   $      12.47
                                          ----------------  -------------  -------------  -------------   ------------

INVESTMENT OPERATIONS:
Net investment income (loss)                         0.01          (0.06)          0.01          (0.07)          0.02
Net realized and unrealized gain (loss)
on investments                                       0.95           0.83           2.90          (1.88)         (0.59)
     Total income (loss) from
     investment operations                           0.96           0.77           2.91          (1.95)         (0.57)
                                          ----------------  -------------  -------------  -------------  -------------


Distributions:
From net investment income                          (0.01)             -          (0.01)             -          (0.07)
     Total distributions                            (0.01)             -          (0.01)             -          (0.07)

NET ASSET VALUE, END OF PERIOD            $         14.50   $      13.55   $      12.78   $       9.88   $      11.83

TOTAL RETURN                                         7.08%          6.03%         29.43%       (16.48)%        (4.60)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000s)      $        30,070   $     27,493   $     20,713   $     13,829   $     12,813
Ratio of expenses to average net assets              1.50%          1.50%          1.50%          1.50%          1.50%
Ratio of net investment income
  to average net assets                              0.05%        (0.47)%          0.08%        (0.65)%          0.12%
Portfolio turnover rate                             29.96%         22.66%         23.20%         25.25%         50.93%




The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
-----------------

NOTES TO THE FINANCIAL STATEMENTS
OCTOBER 31, 2005

1.     ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Meehan Mutual Funds, Inc. (the Company) is incorporated under the laws of the state of Maryland and consists solely of the Meehan Focus Fund (the Fund). The Company is registered as a no-load, open-end management investment company of the series type under the Investment Company Act of 1940 (the 1940 Act). The Funds investment objective is long-term growth of capital. The Fund commenced operations on December 10, 1999.

     The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation-Common stocks and other equity-type securities listed on a securities exchange are valued at the last quoted sales price on the day of the valuation. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities that are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the investment advisor under the supervision of the Board of Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value. Investments in open end investment companies are valued at the closing net asset value on the day of valuation. The Board will consider the following factors when fair valuing securities: (1) the type of security; (2) certain characteristics of the security including maturity, coupon or dividend, call and/or refunding features, cost, duration, and yield; (3) the cost of the security; and (4) the size of the Funds holdings.

b) Federal Income Taxes-No provision for federal income taxes has been made since the Fund has complied to date with the provision of the Internal Revenue Code applicable to regulated investment companies and intends to so comply in the future and to distribute substantially all of its net investment income and realized capital gains in order to relieve the Fund from all federal income taxes.

c) Distributions to Shareholders-Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America.

d) Use of Estimates-The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e) Redemption Fee - A redemption fee of 2% of the value of the shares sold will be imposed on fund shares redeemed within 30 calendar days of their purchase.

f) Foreign Securities - The fund may invest up to 25% of its total assets in foreign securities. Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. companies. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies.

g) Other-Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.


2.     CAPITAL SHARE TRANSACTIONS

     Transactions in shares of the Fund for the year ended October 31, 2005 were as follows:

                                        SHARES            AMOUNT
     Sold                              169,356          $2,416,499
     Reinvestments                       1,255              18,387
     Redeemed                        ( 124,671)         (1,792,004)
                                     ----------         -----------

     Net Increase              .        45,940          $  642,882
                                     ==========         ===========

     Transactions in shares of the Fund for the year ended October 31, 2004 were as follows:

                                        SHARES            AMOUNT
     Sold                              441,837          $6,017,730
     Reinvestments                         997              12,736
     Redeemed                        (  34,361)           (472,972)
                                     ----------        ------------

     Net Increase                      408,473          $5,557,494
                                     ==========        ============

3.     INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of investments, excluding short-term investments, by the Fund for the year ended October 31, 2005, were as follows:

          Purchases    $9,968,331

          Sales         8,796,233


     At October 31, 2005, unrealized appreciation of investments for tax Purposes was as follows:

                        Appreciation       $ 5,905,470
                        Depreciation        (1,158,208)
                                           -----------

     Net appreciation on investments       $ 4,747,262
                                           ===========



     At October 31, 2005, the cost of investments for federal income tax Purposes was $25,321,836.


4.     ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

     The Fund has entered into an Advisory Agreement with Edgemoor Capital Management, Inc. (the Advisor) to provide investment management services to the Fund. Pursuant to the Advisory Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 1.00% as applied to the Funds average daily net assets. For the year ended October 31, 2005, the Advisor received fees of $295,698.

     The Fund has entered into an Operating Services Agreement (the Servicing Agreement) with the Advisor to provide or arrange for day-to-day operational services to the Fund. Pursuant to the Servicing Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.50% as applied to the Funds average daily net assets. For the year ended October 31, 2005 the advisor received fees of $147,849.

     The Fund and the Advisor have entered into an Investment Company Services Agreement (the ICSA) with Viking Fund Management, LLC (Viking) to provide day-to-day operational services to the Fund including, but not limited to, accounting, transfer agent, dividend disbursing, registrar and recordkeeping services.

     The effect of the Advisory Agreement and the Servicing Agreement is to place a cap on the Funds normal operating expenses at 1.50%. The only other expenses incurred by the Fund are distribution fees, if any, brokerage fees, taxes, if any, legal fees relating to Fund litigation, and other extraordinary expenses.

     The Fund and the Advisor have entered into a Distribution Agreement with Viking Fund Distributors, LLC to provide distribution services to the Fund.

     The Fund has adopted a Plan of Distribution under which it may finance activities primarily intended to sell shares. The Plan has not been implemented and the Fund has no intention of implementing the Plan during the period through October 31, 2006.

     One of the directors and officers of the Fund is a director and officer of the Advisor and two of the officers of the Fund are also officers of the Advisor.

     Directors of the Fund who are not employees of the Advisor receive an annual fee of $4,000.00. Directors fees and expenses are paid by the Fund.

5.     DISTRIBUTION TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

     The tax character of distributions paid during the periods ended October 31, 2005 and 2004 were as follows:

                                         2005             2004
                                         ----             ----
Distributions from ordinary income     $18,387              -
                                       =======          =======

5.     DISTRIBUTION TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL - Continued

     As of October 31, 2005, the components of distributable earnings on a tax basis were as follows:


Undistributed ordinary income                    $        0
Unrealized appreciation of securities             4,747,262
Capital loss carry forward                         (141,059
                                                 -----------
                                                 $4,606,203
                                                 ===========

The fund has a capital loss carryforward of $141,059 which expires in 2011.

DIRECTORS AND OFFICERS AS OF OCTOBER 31, 2005




                                                                          NUMBER OF
                                                                        PORTFOLIOS IN
                                                                            FUND
                                                                           COMPLEX         OTHER
DIRECTORS                                                  LENGTH OF    OVERSEEN BY    DIRECTORSHIPS
NAME, AGE AND ADDRESS                       POSITION       TIME SERVED    DIRECTOR         HELD
------------------------------------------  -------------  -----------  -------------  -------------
Thomas P. Meehan (65)                       President and  Since 1999   1              None
1900 M Street, N.W.                         Director
Suite 600
Washington, D.C.  20036

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Edgemoor Capital Management, Inc., a registered investment Advisor, since October 1999. President, Sherman, Meehan, Curtin & Ain, P.C., a Washington, DC, law firm (1993 thru September, 1999). Trustee, Sherman, Meehan Curtin & Ain, P.C. Pension and Profit Sharing Plans (1973-1999).





Andrew Ferrentino (65)                      Independent    Since 1999   1              None
7904 Horseshoe Lane                         Director
Potomac , MD  20854

PRINCIPAL  OCCUPATION  DURING  PAST  5  YEARS:

Member, Board of Directors Template Software, Inc. from 1997 to 1999. Private consultant in the computer software industry (January 1, 1999 to present). President, Template Software, Inc. from 1982 to December 31, 1998






Peter R. Sherman (66)                       Independent    Since 2003   1              None
5123 Tilden Street, N.W.                    Director
Washington, D.C.  20016

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Adjunct Professor of Law, American University Washington College of Law, 1992 to present; counsel to Ain & Bank, P.C., a Washington, D.C. law firm, May, 2003 to present; cofounder of (1968), principal in and then counsel to Sherman, Meehan, Curtin & Ain, P.C. through April, 2003.




                                                                           NUMBER OF
                                                                         PORTFOLIOS IN
                                                                             FUND
                                                                            COMPLEX         OTHER
OFFICERS                                                     LENGTH OF     OVERSEEN      DIRECTORSHIPS
NAME, AGE AND ADDRESS                        POSITION       TIME SERVED   BY DIRECTOR       HELD
Paul P. Meehan (42)                          Chief          Since 2002    N/A            None
1900 M Street, N.W.                          Compliance
Suite 600                                    Officer, Vice
Washington, D.C.  20036                      President &
                                             Treasurer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:


Director and Chief Compliance Officer, Edgemoor Capital Management, Inc., October 2005 to present; Director, Edgemoor Capital Management, Inc., January 2005 to present; Vice-President, Edgemoor Capital Management, Inc., December 2002 to January 2005; Attorney, United States Environmental Protection Agency, 1997 to 2002.



R. Jordan Smyth Jr. (39)                    Vice President  Since 2005    N/A            None
1900 M Street, N.W.                         & Secretary
Suite 600
Washington, D.C.  20036

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:


Managing Director, Edgemoor Capital Management, Inc., January 2005 to present; Director, Edgemoor Capital Management, Inc., April 2003 to December 2004; Director, Wachovia Securities June 1996 to February 2003.



     Directors serve for the lifetime of the Company, or until they are removed or resign. Officers are elected annually for one year terms. The Companys Statement of Additional Information includes additional information about the Directors and Officers and may be obtained via the internet at www.meehanfocusfund.com or without charge, by calling (866) 884-5968.

     Thomas P. Meehan, Paul P. Meehan and R. Jordan Smyth qualify as interested persons of the Company as that term is defined by the Investment Company Act of 1940, as amended. Each is affiliated with the Advisor.



                            *************************

This report is for the information of the shareholders of Meehan Focus Fund. For more complete information, including risks, fees and expenses, contact the Fund without charge at (866) 884-5968 for a prospectus.

Notice to Shareholders
October 31, 2005 (Unaudited)

QUARTERLY FILINGS ON FORM N-Q    The Fund files its complete schedule of
portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds Forms N-Q are available on the U.S. Securities and Exchange Commissions website at www.sec.gov. The Funds Forms N-Q may be reviewed and copied at the U.S. Securities and Exchange Commissions Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information included in the Funds Forms N-Q is also available upon request by calling 1-866-530-3350.

HOW TO OBTAIN A COPY OF THE FUNDS PROXY VOTING POLICIES    A description of
the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge upon request by calling 1-866-530-3350 and (2) on the U.S. Securities and Exchange Commissions website at www.sec.gov.

PROXY VOTING RECORDS FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2005 Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2005 is available (1) without charge upon request by calling 1-866-530-3350 and (2) on the U.S. Securities and Exchange Commissions website at www.sec.gov.

INDEPENDENT AUDITORS REPORT







To the Shareholders and Board of Directors
Meehan Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities of the Meehan Mutual Funds, Inc. (consisting of the Meehan Focus Fund), including the schedule of investments, as of October 31, 2005, the related statement of operations for the year then ended, and the statement of changes in net assets for the years ended October 31, 2005 and 2004, and the financial highlights for each of the three years in the period ended October 31, 2005. These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
The financial highlights presented for the two year period ending October 31, 2002 were audited by other independent accountants whose report dated November 21, 2002 expressed an unqualified opinion on those statements.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Meehan Focus Fund as of October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for the years ended October 31, 2005 and 2004, and the financial highlights for the three years in the period ended October 31, 2005, in conformity with accounting principles generally accepted in the United States of America.




BRADY, MARTZ & ASSOCIATES, P.C.
Bismarck, North Dakota, USA
December 13, 2005

ITEM 2.  CODE OF ETHICS

As of the end of the period October 31, 2005, Meehan Mutual Funds, Inc. has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the President and Treasurer. Meehan Mutual Funds, Inc. has not made any amendments to its code of ethics during the covered period. Meehan Mutual Funds, Inc. has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

ITEM  3.  AUDIT  COMMITTEE  FINANCIAL  EXPERT

The Board of Directors of Meehan Mutual Funds, Inc. has determined that it does not have a member who qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. However, the Board of Directors determined that, although none of its members meet the technical definition of an audit committee financial expert, the Audit Committee members have sufficient financial expertise to address any issues that are likely to come before the Committee, including the evaluation of the Companys financial statements, supervision of the Companys preparation of its financial statements, and oversight of the work of the Companys independent auditors.

ITEM  4.  PRINCIPAL  ACCOUNTANT  FEES  AND  SERVICES

(a)  Audit Fees

     The aggregate fees billed by registrants independent public accountants, Brady Martz & Associates (BMA) for each of the last two fiscal years for professional services rendered in connection with the audit of registrants annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $5,200 for the year ended October 31, 2004, and $5,800 for the year ended October 31, 2005.

     (b)  Audit-Related Fees

     The aggregate fees BMA billed to registrant for each of the last two fiscal years for assurance and other services which are reasonably related to the performance of registrants audit and are not reported under Item 4(a) were $570 and $505 for the years ended October 31, 2004 and October 31, 2005, respectively. The aggregate fees BMA billed to registrants investment adviser and any entity controlling, controlled by, or under common control with registrants investment adviser for assurance and other services directly related to the operations and financial reporting of registrant were $0 for the year ended October 31, 2004, and $0 for the year ended October 31, 2005.

     (c)  Tax Fees

     The aggregate tax fees BMA billed to registrant for each of the last two fiscal years for tax compliance, tax advice, and tax planning services were $500 for the year ended October 31, 2003, and $500 for the year ended October 31, 2004. The aggregate tax fees BMA billed to registrants investment adviser and any entity controlling, controlled by, or under common control with registrants investment adviser for services directly related to the operations and financial reporting of registrant were $0 for the year ended October 31, 2004, and $0 for the year ended October 31, 2005.

     (d)  All Other Fees

     For the fiscal years ended October 31, 2004 and 2005, registrant paid BMA no other fees. The aggregate fees BMA billed to registrants investment adviser and any entity controlling, controlled by, or under common control with registrants investment adviser for any other services directly related to the operations and financial reporting of registrant were $0 for the year ended October 31, 2004, and $0 for the year ended October 31, 2005.

     (e) Registrants Audit Committee Charter provides that the audit committee (comprised of the Independent Directors of registrant) is responsible for pre-approval of all auditing services performed for the registrant. The Audit Committee reports to the Board of Trustees (Board) regarding its approval of the engagement of the auditor and the proposed fees for the engagement, and the majority of the Board (including the members of the Board who are Independent Trustees) must approve the auditor at an in-person meeting. The Audit Committee also is responsible for pre-approval (subject to the de minimus exception for non-audit services described in the Securities Exchange Act of 1934, as amended, and applicable rule thereunder) of all non-auditing services performed for the registrant or for any service affiliate of registrant. Registrants Audit Committe pre-approved all fees described above which BMA billed to registrant.

     (f) Less than 50% of the hours billed by BMA for auditing services to registrant for the fiscal year ended October 31, 2005, were for work performed by persons other than full-time, permanent employees of BMA.

     (g) The aggregate non-audit fees billed by BMA to registrant and to registrants investment adviser and any entity controlling, controlled by, or under common control with registrants investment adviser for the fiscal years ending October 31, 2004, and October 31, 2005, were $0 and $0.

     (h) Registrants Audit Committee has not considered the non-audit services provided to the registrant and registrants investment adviser and any entity controlling, controlled by, or under common control with registrants investment adviser as described above because no non-audit services were performed by the accountant.


ITEM  5.  AUDIT  COMMITTEE  OF  LISTED  REGISTRANTS

Not  applicable  to  the  registrant.

ITEM  6.  SCHEDULE  OF  INVESTMENTS

Included  as  part  of  report  to  shareholders  under  Item  1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not  applicable  to  the  registrant.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not  applicable  to  registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not  applicable  to  registrant.

ITEM  10.  SUBMISSION  OF  MATTERS  TO  A  VOTE  OF  SECURITY  HOLDERS

Not  applicable.

ITEM  11.  CONTROLS  AND  PROCEDURES

(a) Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act), the Principal Executive Officer and Treasurer of Meehan Mutual Funds, Inc. have concluded that such disclosure controls and procedures are effective as of December 28, 2005.

(b) There was no change in the internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) of Meehan Mutual Funds, Inc that occurred during the second half of its fiscal year that has materially affected or is reasonably likely to materially affect, its internal control over financial reporting.

12.  EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 99.CODEETH.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.CERT.

(a)(3)     Not  applicable  to  registrant.

(b) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             MEEHAN MUTUAL FUNDS, INC.
Date:     January 9, 2006

                                             /s/Thomas P. Meehan
                                             --------------------------------
                                             Thomas P. Meehan
                                             President


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date:     January 9, 2006

                                             /s/Thomas P. Meehan
                                             --------------------------------
                                             Thomas P. Meehan
                                             President


Date:     January 9, 2006

                                             /s/Paul P. Meehan
                                             --------------------------------
                                             Paul P. Meehan
                                             Treasurer